UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               Februrary 27, 2015  (March 16, 2015)

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

(a) Current independent registered public accounting firm

(i)  As previously reported in the Current Report on Form 8-K, dated February 27, 2015 (the “Original Form 8-K”), on that date the Audit Committee (the “Audit Committee”) of Flushing Financial Corporation (the "Company") approved the dismissal of Grant Thornton LLP as the Company’s independent registered public accounting firm. The dismissal of Grant Thornton LLP became effective upon the completion of audit services by Grant Thornton LLP related to the Company’s fiscal year ended December 31, 2014, upon the filing on March 16, 2015, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Form 10-K”).

(ii)  The reports of Grant Thornton LLP on the financial statements for the two most recent fiscal years (ended December 31, 2013 and 2014) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)  The Audit Committee has the sole authority to appoint or replace the external auditors of the Company and as such approved the dismissal of Grant Thornton LLP as the Company's independent registered public accounting firm.

(iv)  During the two most recent fiscal years and through March 16, 2015, the date on which the Company filed the 2014 Form 10-K, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference thereto in their reports on the Company's financial statements for such years.

(v)  During the two most recent fiscal years and through March 16, 2015, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 19, 2015, is filed as Exhibit 16 to this Form 8-K/A.

(b) New independent registered public accounting firm

(i)  As previously reported in the Original Form 8-K, as a result of a request for proposal process undertaken by the Audit Committee, on February 27, 2015 the Audit Committee agreed to appoint BDO USA, LLP as its independent registered public accounting firm effective immediately following the Company's filing of the 2014 Form 10-K.

(ii)  During the two most recent fiscal years and through March 16, 2015, the Company has not consulted with BDO USA, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Exhibits

16.	Letter addressed to the Securities and Exchange Commission from Grant Thornton LLP, dated March 19, 2015.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: March 19, 2015	By:	/s/ David Fry
David Fry
	Title:	Senior Executive Vice President, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

16	Letter addressed to the Securities and Exchange Commission from Grant Thornton LLP, dated March 19, 2015.